                                                                  EXHIBIT 10.143

                      LOAN CONTRACT - SECURITY AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------
GOODS PREVIOUSLY  CONSTRUCTION      DEALER ACCOUNT   DEALER PHONE NO.  APPLICATION DATE  DATE ACCEPTED BY JOHN DEERE   CONTRACT NO.
SETTLED FOR?                        NUMBER                                               CONST EQMT CO
YES [_] NO [_]    NEW [_] USED [X]  17-0908          801-262-7441      19 OCT 00         OFFICE USE ONLY               17-880171959
-----------------------------------------------------------------------------------------------------------------------------------
Seller's Name and Address
SCOTT MACHINERY CO. 4055 S. 500 W. SALT LAKE CITY, UT 84123
-----------------------------------------------------------------------------------------------------------------------------------
Borrower's (Debtor's) Name (Last Name First) and Mailing Address   Borrower's (Debtor's) Name (Last Name First) and Mailing Address
(Including County and Zip)                                         (Including County and Zip)
MEADOW VALLEY CONTRACTORS INC
PO BOX 60726
PHOENIX, AZ 85082
-----------------------------------------------------------------------------------------------------------------------------------
Borrower's (Debtor's) Phone No.      Borrower (Debtor) Resides in (County/State)      Borrower (Debtor) Agent to keep Goods in
602-437-5400                         PHOENIX, AZ                                      County/State PHOENIX, AZ

Place of Filing (Town & State)
AZ-SOS
-----------------------------------------------------------------------------------------------------------------------------------
Borrower's Social Security Number (First Signer) or Tax Id Number                      Type of Business
                                                                      ----------------------------------------------------
                                                                      Proprietor [_] Partner [_] Corporation [_] L.L.C [_]

Name and Title of Signing Officer (If Corporation or LLC)
BRADLEY LARSON                               PRESIDENT
-----------------------------------------------------------------------------------------------------------------------------------

APPLICATION AND PROMISSORY NOTE: I hereby apply to John Deere Construction Equipment Company (together with its assigns, the "Lender") for a Loan in the amount of the Principal Balance shown below. The amount of the unpaid balance on line 3 is to be used to finance the Balance Due on the purchase order executed in connection with the purchase from the Seller of the equipment described below (the "Goods"). If this Loan Contract is accepted by Lender, I promise to pay to the order of Lender, the Principal Balance, shown on line 7 below, and finance charges thereon computed on the daily unpaid balance of the Principal Balance and to pay the installments shown below, with such adjustments in the amount or number of installments as may be necessary to reflect actual finance charges earned. If more than one person signs this Agreement as "Borrower"), we will be jointly and severally liable for all amount due under this Agreement. Except for the Notice to Borrower section. In this Agreement, the words "I" and "me" and "my" mean the persons, whether one or more, who sign it as the "Borrower".

-----------------------------------------------------------------------------------------------------------------------------------
Quality     New/Used      Manufacturer        Model       Goods (Equipment)      Product Identification No.     Delivered Cash Price
-----------------------------------------------------------------------------------------------------------------------------------
   1           U        JOHN DEERE            270LC        1997 EXCAVATOR            FF0270X070059                     $169,000.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Quantity   Manufacturer     Model      Description of Trade-In (From Purchase Order)      Product Identification No.       Amount
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH DOWN PAYMENT: $30,200.00                                                                  TOTAL TRADE-IN:                $0.00
-----------------------------------------------------------------------------------------------------------------------------------
         MONTHLY INSTALLMENTS
----------------------------------------
Number of    Amount of   First Payment
Payments   Each Payment    Due Date                                    ITEMIZATION OF AMOUNT FINANCED
----------------------------------------
   48         $3,535.36    12/1/00
----------------------------------------------------------------------------------------------------------------------------------
    0             $0.00                     Sales Tax Paid to Government Agencies                                      $  8,813.80
----------------------------------------------------------------------------------------------------------------------------------
    0             $0.00                     Cash Price (including Tax)                                       1         $177,813.80
----------------------------------------------------------------------------------------------------------------------------------
    0             $0.00                     Total Down Payment. Sum of Trade-in and Cash Down Payment        2         $ 30,200.00
----------------------------------------------------------------------------------------------------------------------------------
    0             $0.00                     Unpaid Balance of Cash Price (Paid to Seller)                    3         $147,613.80
----------------------------------------------------------------------------------------------------------------------------------
    0             $0.00                     Official Fees (Paid to Public Officials)                         4         $     10.00
----------------------------------------------------------------------------------------------------------------------------------
    0             $0.00                     Administrative Fees                                              5         $    300.00
----------------------------------------------------------------------------------------------------------------------------------
                                            Insurance - Credit Life and/or Physical Damage                   6         $      0.00
----------------------------------------------------------------------------------------------------------------------------------
Payments are due each successive month on   Principal Balance (Lines 3, 4, 5 and 6)
the same day of the month as the first      The amount of credit provided to Borrower(s)                     7         $147,923.80
payment except as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                            Finance Charge (Based on Line 7)
                                            The dollar amount the credit will cost Borrower(s)               8         $ 21,773.48
----------------------------------------------------------------------------------------------------------------------------------
                                            Total (Lines 7 and 8). (Principal Balance plus Finance Charge)   9         $169,697.28
----------------------------------------------------------------------------------------------------------------------------------
DATE FINANCE CHARGE BEGINS: 11/1/00         Annual Interest Rate:
                                            The cost of the Borrower(s) credit as a yearly rate.                              6.90%
----------------------------------------------------------------------------------------------------------------------------------

SECURITY AGREEMENT: To secure the indebtedness evidenced by the contract I grant you a Security Interest in the Goods (which term includes items, if any, listed as "Security" or "additional security") and all parts and accessories now or hereafter incorporated in or on such Goods by way of addition, accession or replacement and any proceeds arising therefrom, including, without limitation, insurance proceeds. I agree that I have received the Goods. Lender can inspect the Goods at any reasonable time. I REPRESENT THAT THE GOODS ARE BEING PURCHASED FOR A BUSINESS OR COMMERCIAL PURPOSE.

EARLY PAYMENT: I may prepay may obligation in full at any time prior to the original or any extended maturity and will be charged only for earned Finance Charges. No penalties will be imposed for early payment).

DELINQUENCY CHARGE; NSF FEES: For each installment not paid when due, I promise to pay Lender a delinquency charge calculated at the rate of 1.5% per month for the period of the delinquency or, at Lender's option, 5% of such installment provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate allowed by applicable law. I agree to repay immediately to Lender in the enforcement or administration of its rights under this Agreement, including, without limitation, any amount paid by Lender to a depository institution because a check, draft or order made or drawn by or for the benefit of me is returned unpaid for any reason. If any payment is made by a check which is dishonored, I agree to pay Lender a fee of $20 or such lesser amount specified by applicable law.

STATE LAW APPLYING: THE CONSTRUCTION AND VALIDITY OF THIS AGREEMENT SHALL BE CONTROLLED BY THE LAW OF IOWA, AND THE VALIDITY OF THE SECURITY INTEREST SHALL BE CONTROLLED BY THE LAW OF THE STATE WHERE THE GOODS ARE TO BE KEPT AND USED.

-----------------------------------------------------------------------------
 ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES ON REVERSE SIDE ARE A
                             PART OF THIS CONTRACT
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE DISCLOSURES: I may obtain Physical Damage Insurance    No.            I want Physical Damage Insurance (Sign in this box)
from anyone I want that is acceptable to Lender. If I get        MOS   PREMIUM
this insurance through Lender, I will pay the Premium shown      0     $0.00
at right. No insurance will be provided unless I sign at the right, the premium is shown and Lender accepts the contract.
-----------------------------------------------------------------------------------------------------------------------------------
Credit Life Insurances is not required to obtain credit and      No.            I want Credit Life Insurance (Sign in this box)
will not be provided unless I sign at the right, the premium     MOS   PREMIUM
is shown and Lender accepts this contract.                       0     $0.00                                               Age:
-----------------------------------------------------------------------------------------------------------------------------------

NOTICE TO BORROWERS: 1. Do not sign this contract before you read it or if it contains blank spaces. 2. You are entitled to an exact and completely filled in copy of this contract when you sign it. Keep it to protect your rights. 3. Under the law, you may have the right to redeem the property if repossessed for a default within the time provided by law.

CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT. I acknowledge receipt of a true copy hereof.

MEADOW VALLEY CONTRACTORS, INC.                                             DO NOT WRITE IN SHADED AREA - FOR DEERE CREDIT
                                                                                        SERVICES, INC..
                                                                                           USE ONLY

                                                                            ------------------------------------------------------
   /s/ Kenneth D. Nelson                            VICE PRES    10-24-00   Accepted by: JOHN DEERE CONSTRUCTION EQUIPMENT COMPANY
-------------------------------------------------------------   ----------
Borrower's (Debtor's) Signature   KENNETH D NELSON    Title        Date                    (Leader/Secured Party)

                                                                            Ads: 1415 28th Street PO Box 65090, West Des Monies,
                                                                                 Iowa 50265-0090
                                                                                 --------------------------------------------------
_____________________________________________________________   __________
Borrower's (Debtor's) Signature                       Title        Date     By:
                                                                                 ________________________     _____________________
                                                                                  (Authorized Signature)               Date
_____________________________________________________________   __________  -------------------------------------------------------
Borrower's (Debtor's) Signature                       Title        Date

            ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES

APPLICATION OF PAYMENTS: Any sums received from me may be applied at Lender's discretion to obligations hereunder or to any other indebtedness owed by me to Lender despite directions, if any, appearing on the remittance, and to interest principal, and if permitted by law to past due interest before installments. If any proceeds from the sale of the Goods or insurance are applied to the debt, I remain liable to make each monthly payment described in this contract until it is paid in full. Lender may accept payments marked "paid in full" or with other restrictive endorsements, without losing any of your rights under this Agreement.

DEFAULT: This contract shall be in default (a) if I fail to pay any installment when due; (b) if I attempt to sell or encumber any interest in the Goods; (c) if I institute or have instituted against me proceedings under any bankruptcy or insolvency law; (d) if I make an assignment for the benefit of creditors; (e) if I fail to pay taxes levied on the Goods; (f) if any attachment, execution, writ, or other process is levied against any of my property; (g) if I fail at any time to keep the Goods properly insured as described below; (i) if I fail to maintain the Goods in good condition and repair or permit its value to be impaired; (j) if I permit the Goods to be used in violation of any law, regulation or policy of insurance; (k) if any representation, warranty or statement is made to Lender in connection with this agreement which is false in any material respect when made; (l) if any legal entity such as a partnership, limited liability company or corporation) that has agreed to pay this agreement ceases to do business, dissolves, liquidates its assets or terminates or fails to maintain its legal existence; (m) if I fail to comply with any other provision of this contract: or
(n) if for any reason Lender deems the debt or security unsafe. If any such event Lender may take possession of any Goods in which Lender has a Security Interest and exercise any other remedies provided by law. In such event I agree, upon demand, to assemble the Goods at a location designated by Lender, and Lender may immediately and without notice declare the entire balance of this contract due and payable. In addition, to the extent permitted by law, Lender may collect all reasonable expenses, including attorney's fees, incurred in realizing on the security interest granted hereunder, or otherwise enforcing the terms of this contract. If I reside in Texas, I agree that any remaining amounts due under this contract after any default by me shall be payable to Lender or its order at Dallas, in Dallas County, Texas.

If Lender takes possession of the Goods after I default, it shall be commercially reasonable for Lender to sell; (i) the Goods at a private sale;
(ii) at wholesale to a dealer in used goods of like kind; or (iii) at retail to a purchaser directly or through a dealer in such used goods. The enumeration of the foregoing methods of disposition are without limitation to the Lender's right to dispose of the Goods by any other manner or method (whether by sale, lease, or otherwise) in a commercially reasonable manner. Lender also has the right to take possession of the Goods or render the Goods unusable. Upon default, I grant Lender permission to cancel any insurance on the Goods and if allowed by law, to apply an premium refunds to my debt to Lender with any excess returned to me. Waiver of any breach or default shall not constitute a waive of any other or subsequent breach or default.

RISK OF LOSS AND OTHER AGREEMENTS. I hold the Goods at my risk and expense with no abatement in any obligation on account of loss or damage. I will settle all claims of any kind against the seller of the Goods directly with the seller and I will not use any such claim as a defense, setoff or counterclaim against any effort by Lender to enforce this Contract. I authorize Lender to file (or to execute on my behalf and file) a financing statement (or statements) in order to perfect the security interest granted herein, indicating the type of items described herein or describing such items. Each person who signs this Agreement agrees that any carbon signature, facsimile signature or electronic signature shall constitute an original signature within the meaning of applicable law, for all purposes, including the filing of financing statements. Lender may correct patent or clerical errors in the Agreement, or any purchase order or financing statement executed in connection with the transactions contemplated in this Agreement. Any provision of this Agreement prohibited by law shall be ineffective and deemed deleted to the extent of such prohibition and shall not invalidate any other provision hereof.

INSURANCE: Except to the extent this Agreement is for service work, I will at all times keep the Goods insured against all risk of loss, damage or destruction for greater or their full insurable value or the then outstanding amount of this Loan. Lender must be listed as a loss payee. I may choose the person through whom I obtain the insurance but the insurance must be acceptable to Lender. Such insurance will provide that it may not be canceled by me without Lender's consent and may not be canceled by the insurance company without at least (10) days written notice to Lender. I will provide Lender with evidence of the paid-up insurance on the Goods within fifteen (15) days of the date of this contract and at least thirty (30)days before the renewal date. If I fail to provide evidence of the insurance within the time periods specified in the preceding sentence, then I will reimburse Lender for the cost of any insurance Lender purchased until the date such evidence is provided by me. If I fail to keep the Goods properly insured, Lender may, but is under no obligation to, buy insurance to protect the Goods and add the cost to my debt to Lender, and I promise to pay additional cost upon Lender's demand. To the fullest extent permitted by law, I will pay Lender a reasonable administrative fee for obtaining and canceling such insurance.

I may meet this insurance requirement by having Lender purchase such insurance. Inclusion of any amount of Physical Damage Insurance in the Insurance Disclosure box on the front of this contract will be election to do this, but such insurance will only be purchased if Lender accepts this Agreement. Such insurance will cover only the fair market value of the Goods at the time of the loss. If the term of such insurance is less than the term of this Agreement, I will, upon termination of such insurance, purchase insurance to fulfill my obligation to insure hereunder.